SECURED PROMISSORY NOTE

U.S. $1,000,000.00

December 28, 2012

Rocky Hill, CT

FOR   VALUE   RECEIVED,   the   undersigned   IGXGLOBAL,   CORP.,   a   Delaware

corporation  (“Purchaser”),  promises  to  pay  to  the  order  of  THOMAS  DUFFY  (“Shareholder”),

the   principal   sum   of   One   Million   and   No/100   Dollars   ($1,000,000.00)   (the   “Principal”).

Capitalized terms used by not otherwise defined herein shall have the meanings ascribed to them in  the  Asset  and  Stock  Purchase  Agreement  by  and  among  Purchaser,  IGAMBIT  INC.,  a

Delaware  Corporation  (“iGambit”),  IGXGLOBAL,  INC.,  a  New  Jersey  corporation  (“IGXUS”

or “Seller”) and Shareholder, dated December 28, 2012 (as amended and in effect, the “Purchase

Agreement”).      By   its   execution   below,   iGambit   hereby   unconditionally   and   irrevocably

guarantees  the  payment  and  performance  of  this  Note,  and  hereby  agrees  to  be  jointly  and severally liable with Purchaser for payment and performance of this Note.

Upon  receipt  of  evidence  satisfactory  to  Purchaser  of  the  loss,  theft,  destruction  or mutilation  of  this  Secured  Promissory  Note  (this  “Note”),  and,  if  requested  in  the  case  of  any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably  satisfactory  to  Purchaser  or,  in  the  case  of  any  such  mutilation,  upon  surrender  and cancellation  of  this  Note,  Purchaser  will  issue  a  new  Note,  in  the  amount  of  the  unpaid  principal balance  of  the  lost,  stolen,  destroyed  or  mutilated  Note  and  dated  the  date  to  which  interest  has been paid, in lieu of such lost, stolen, destroyed or mutilated Note.

The unpaid Principal of this Note shall bear interest from the date hereof until paid in full at the annual percentage rate of six percent (6%).  All computations of interest payable hereunder shall be on the basis of a 365-day year and actual days elapsed in the period for which such interest

is  payable.   Overdue  Principal  and  (to  the  extent  permitted  by  applicable  law)  interest  on  this

Note,  and  all  other  overdue  amounts  payable  hereunder,  shall  bear  interest  at  a  rate  equal  to  the lesser  of  (1)  eleven  percent  (11%)  per  annum  or  (2)  the  highest  rate  allowed  by  applicable  law,

with  such  interest  on  overdue  Principal  or  interest  accruing  from  the  date  of  demand,  default  or judgment, as applicable.

The Principal balance plus accrued interest shall be due and payable as follows:

Interest  shall  be  due  and  payable,  in  arrears,  monthly  with  the  first  (1st)  installment  due on  the  first  (1st)  day  of  February,  2013  and  continuing  thereafter  each  month  until  the  Maturity

Date,  at  which  time  the  Principal  balance  and  any accrued  and  unpaid  interest  thereon  shall  be  due

and  payable  in  full.   For  purposes  of  this  Note,  “Maturity  Date”  means  the  earlier  of  (i)  iGambit’s completion of a capital raising transaction (or a series of related transactions) with gross proceeds of at least $5 Million or (ii) January 1, 2014.

Purchaser  acknowledges  and  agrees  that  all amounts  under  this  Note  are  due  and  payable as  stated  herein,  and  Shareholder  has  no  obligation  to  renew  or  extend  this  Note.  The  books  and records  of  Shareholder  shall  constitute  prima  facie  evidence  of  all  matters  with  respect  to  the

6798692_1.DOC

amounts due hereunder.  Payments shall be applied first to interest and then to Principal.

At  the  sole  option  of  Shareholder,  the  outstanding  balance  of this  Note  may  be  converted

into  shares  of  Rule  144  Restricted  Common  Stock  of  iGambit  at  a  price  per  share  of  $1.00.   In

the  event  that  the  Shareholder  elects  to  convert  any  outstanding  balance  due  under  this  Note  into such  shares,  Shareholder  shall  give  written  notice  to  the  Purchaser  seven  (7)  days  prior  to  the

effective  date  of  such  exercise.   No  fractional  share  of  stock  shall  be  issued  upon  conversion.   In

lieu  of  any  such  fractional  share,  which  would  otherwise  be  issuable  upon  such  conversion,

Purchaser  shall  pay  to  Shareholder,  a  cash  adjustment,  in  respect  thereof,  in  an  amount  equal  to the same fractional price attributable to such share of the Company’s common stock at the rate of

$1.04 per share.   The stock certificate representing shares of Rule 144 Restricted Common Stock of  iGambit,  in  the  event  of  such  conversion,  shall  be  issued  and  delivered  to  Shareholder  within fourteen (14) days of the effective date of such conversion.

ADDITIONAL COVENANTS:

1.

Default.

a.

Each of the following shall be a default (“Default”) under this Note:

i.

failure  of  Purchaser  to  pay  any  amount  due  hereunder  within  10 business  days  of  when  due,  or  any  part  hereof,  or  any  extension  or  renewal  hereof,  when  the same becomes due; and

ii.

Purchaser's  failure  to  perform  or  comply  with  any  of  the  covenants or  agreements  contained  in  this  Note,  the  Purchase  Agreement  or  the  Pledge  Agreement,  and

written  notice  from  Shareholder  of  such  failure  and  Purchaser’s  failure  to  cure  such  breach within ten (10) business days after delivery of such notice to Purchaser.

b.

In  the  event  that  (i)  there  occurs  any  Default;  or  (ii)  Purchaser  shall  make an assignment for the benefit of its creditors; or (iii)  a petition is filed or any other proceeding is commenced  under  the  Federal  Bankruptcy  Act  or  any  state  insolvency  statute  by  or  against

Purchaser  (and  in  the  case  of  a  filing  against  Purchaser,  such  filing  is  not  dismissed  within  sixty

(60)  days  from  filing);  or  (iv)  a  receiver  or  similar  person  is  appointed  for  Purchaser  (any  of clauses  (ii)  through  (iv)  being  a  “Bankruptcy  Event”);  then,  in  any  such  event,  the  entire  unpaid

Principal  balance  due  hereon  and  all  accrued  interest  at  the  option  of  the  holder  hereof  shall

become  immediately  due  and  payable  without  any  notice  or  demand.   Failure  to  exercise  this

option  shall  not  constitute  a  waiver  of  the  right  to  exercise  the  same  in  the  event  of  any

subsequent  Default  or  Bankruptcy  Event.   Purchaser  shall  pay  all  costs  and  expenses,  including attorneys’ fees, incurred by the Shareholder in connection with the collection of this Note upon a

Default or Bankruptcy Event.

2.

Prepayment.   Purchaser  may  prepay  the  balance  of  the  Note  in  full  or  in  part  at any time without penalty.

2

6798692_1.DOC

3.

Waivers  by  Purchaser  and  Others.   Purchaser  and  all  endorsers,  sureties  and

guarantors  hereof  hereby  severally  waive  presentment  for  payment,  notice  of  non-payment,

protest,  and  notice  of  protest,  and  diligence  in  enforcing  payment  hereof,  and  consent  that  the

time  of  payment  may  be  extended  without  notice.    The  makers,  endorsers,  guarantors,  and

sureties  executing  this  Note  also  waive  any  and  all  defenses  which  they  may  have  upon  the

ground   of   any   extension   of   time   of   payment   which   may   be   given   by   the   holder   of   this

indebtedness to any of the undersigned, or to any other person assuming payment hereof.

4.

Amendments,  Modifications  and  Waiver.    No  amendment,  modification  or

waiver  of  any  provision  of  this  Note,  nor  consent  to  any  departure  by  Purchaser  therefrom,  shall be  effective  unless  the  same  shall  be  in  a  writing  signed  by  Shareholder,  and  then  only  in  the

specific  instance  and  for  the  purpose  for  which  given.    No  failure  or  delay  on  the  part  of

Shareholder  to  exercise  any  right  under  this  Note  shall  operate  as  a  waiver  thereof,  nor  shall  any single  or  partial  exercise  by  Shareholder  of  any  right  under  this  Note  preclude  any  other  or further  exercise  thereof,  or  the  exercise  of  any  other  right.  Each  and  every  right  granted  to

Shareholder  under  this  Note  or  allowed  to  it  at  law  or  in  equity  shall  be  deemed  cumulative  and such remedies may be exercised from time to time concurrently or consecutively at Shareholder's option.

5.

Payment.    All  payments  due  under  this  Note  shall  be  paid  to  Shareholder  in accordance  with  the  wire  instructions  attached  hereto  as  Exhibit  A  or  at  such  other  place  or  in

such other manner as Shareholder may direct.   Whenever  a  payment  is  due  on  a  day  other  than  a

business  day  (all  days  except  Saturday,  Sunday  and  legal  holidays  under  federal  or  Delaware law), the maturity thereof shall be extended to the next succeeding business day and interest shall

accrue  thereon  at  the  rate  described  herein.   If  any  amount  due  hereunder  is  not  paid  within  ten

(10)  days  of  the  date  when  due,  Purchaser  shall  pay  Shareholder  an  administrative  and  late charge  equal  to  the  lesser  of  (a)  three  percent  (3%)  on  and  in  addition  to  the  amount  of  such

overdue  amount,  or  (b)  the  maximum  charges  allowable  under  applicable  law.    Principal  and

interest shall be payable in lawful money of the United States of America.

6.

Set  Off.   Any  payments  due  under  this  Note  are  subject  to  set  off  by  Purchaser against  any  claims  for  indemnification  from  Seller  or  Shareholder  pursuant  to  Section  2.2(c)  of the Purchase Agreement.

7.

Subordination.

THIS    NOTE    IS    SUBJECT    TO    A    SUBORDINATION

AGREEMENT  OF  EVEN  DATE  HEREWITH,  AMONG  IGAMBIT,  SELLER  AND  SENIOR

CREDITOR   (AS   EACH   IS   DEFINED   THEREIN).     BY   ITS   ACCEPTANCE   OF   THIS

INSTRUMENT,   THE   HOLDER   HEREOF   AND   ANY   SUCCESSOR,   ASSIGN,   DEVISE,

REPRESENTATIVE  OR  SUBSEQUENT  HOLDER  OF  THIS  INSTRUMENT  AGREES  TO

BE  BOUND  BY  THE  PROVISIONS  OF  SUCH  SUBORDINATION  AGREEMENT  TO  THE

SAME EXTENT THAT SELLER IS BOUND.

8.

Notices.   All  notices  required  to  be  given  or  which  may  be  given  in  connection with this Note shall be given in the manner required for notices under the Purchase Agreement.

2

6798692_1.DOC

9.

Paragraph   Headings.     Paragraph   headings   are   inserted   for   convenience   of

reference  only,  do  not  form  part  of  this  Note  and  shall  be  disregarded  for  purposes  of  the interpretation of the terms of this Note.

10.

Governing  Law.    This  note  shall  be  governed  and  construed  according  to  the statutes  and  laws  of  the  State  of  Delaware  from  time  to  time  in  effect,  except  to  the  extent  that any  federal  statute  or  law  that  preempts  or  provides  an  alternative  or  alternatives  to  otherwise applicable  state  statutes  or  laws,  or  other  applicable  federal  statute  or  law,  may  permit  the charging  of  a  higher  rate  of  interest  than  applicable  state  statute  or  law,  in  which  event  such applicable  federal  statute  or  law,  as  amended  and  supplemented  from  time  to  time  shall  govern and  control  maximum  rate  of  interest  permitted  to  be  charged  hereunder;  it  being  intended  that,

as  to  the  maximum  rate  of  interest  which  may  be  charged,  received,  and  collected  hereunder,

those  applicable  statutes  and  laws,  whether  state  or  federal,  from  time  to  time  in  effect,  which permit  the  charging  of  a  higher  rate  of  interest,  shall  govern  and  control;  provided,  always,

however that in no event and under no circumstances shall Purchaser be liable for the payment of interest  in  excess  of  the  maximum  rate  permitted  by  such  applicable  law,  from  time  to  time  in effect.

11.

Severability.   Wherever  possible,  each  provision  of  this  Note  shall  be  interpreted in  such  manner  as  to  be  effective  and  valid  under  applicable  law,  but  if  any  provision  of  this

Note  shall  be  prohibited  by  or  invalid  under  such  law,  such  provision  shall  be  ineffective  to  the extent  of  such  prohibition  or  invalidity,  without  invalidating  the  remainder  of  such  provision  or the remaining provisions of this Note.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

2

6798692_1.DOC

IN  WITNESS  WHEREOF,  this  Secured  Promissory  Note  has  been  duly  executed  and delivered under seal as of the day and year first above written.

BORROWER:

IGXGLOBAL, CORP., a Delaware

corporation

By:

John Salerno, Chairman

GUARANTOR:

IGAMBIT INC., a Delaware corporation

By:

John Salerno, CEO and President

SIGNATURE PAGE

Secured promissory note

2

6798692_1.DOC

EXHIBIT A

Shareholder’s Wire Instructions

2

6798692_1.DOC